EXHIBIT 10.5
FIRST AMENDMENT TO FIRST AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
     THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (herein called this “Amendment”) made as of the 30th day of June, 2005 by and between Priority Fulfillment Services, Inc. (“Borrower”) and Comerica Bank (“Bank”),
W I T N E S S E T H:
     WHEREAS, Borrower and Bank have entered into that certain First Amended and Restated Loan and Security Agreement dated as of                     , 2004 (as from time to time amended or modified, the “Original Agreement”) for the purposes and consideration therein expressed, pursuant to which Bank became obligated to make loans to Borrower as therein provided; and
     WHEREAS, Borrower and Bank desire to amend the Original Agreement to provide for term loans and for the other purposes set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Bank to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
Definitions and References
     §à 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     § 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.
     “Amendment” means this First Amendment to First Amended and Restated Loan and Security Agreement.
     “Loan Agreement” means the Original Agreement as amended hereby.

ARTICLE II.
Amendments to Original Agreement
     § 2.1 Defined Terms.
     (a) The definition of “Committed Revolving Line” in Exhibit A to the Original Agreement is hereby amended in its entirety to read as follows:
“Committed Revolving Line” means a Credit Extension of up to $7,500,000 (inclusive of any amounts outstanding under the Letter of Credit Sublimit).
     (b) Clauses (i) and (j) of the definition of “Eligible Accounts” in Exhibit A to the Original Agreement are hereby amended in their entirety to read as follows:
(i)	Accounts with respect to an account debtor (other than Accenture LLP and the Designated Account Debtor), including Subsidiaries and Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

(j)	Accounts with respect to which Accenture LLP is the account debtor, to the extent that its total obligations to Borrower exceed 40% of all Accounts, except as approved in writing by Bank;
     (c) The existing clause (m) in the definition of “Permitted Indebtedness” is hereby redesignated as clause (n), and the following new clause (m) is hereby added to the definition:
(m)	Indebtedness of Borrower incurred to guarantee trade payables owed by Supplies Distributor Canada, Inc. to IBM Canada, Inc., provided that the aggregate amount guaranteed by Borrower at any time shall not exceed $500,000;
ARTICLE III.
Conditions of Effectiveness
     § 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Bank shall have received, at Bank’s office, (i) a counterpart of this Amendment executed and delivered by Borrower and (ii) in consideration of Bank’s commitment to make Advances, a non-refundable fee in the amount of $15,000.

ARTICLE IV.
Representations and Warranties
     § 4.1. Representations and Warranties of Borrower. In order to induce Bank to enter into this Amendment, Borrower represents and warrants to Bank that:
     (a) The representations and warranties contained in Article 5 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof; provided Bank acknowledges that Borrower has heretofore given written notice to Bank of Borrower being named as a co-defendant along with certain former directors of Daisytek in a lawsuit regarding the transfer of certain assets of Daisytek.
     (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow and to perform its obligations under the Loan Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.
     (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the organizational documents of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.
     (d) When duly executed and delivered, each of this Amendment and the Loan Agreement will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors’ rights generally and by principles of equity applying to creditors’ rights generally.

ARTICLE V
Miscellaneous
     § 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.
     § 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Advances and Equipment Advances, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Agreement to Bank shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.
     § 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto.
     § 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California and any applicable laws of the United States of America in all respects, including construction, validity and performance.
     § 5.5. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.
     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

PRIORITY FULFILLMENT SERVICES, INC.
By:
Name:
Title:

COMERICA BANK
By:
Name:
Title:

CONSENT AND AGREEMENT
     PFSWEB, INC., a Delaware corporation, hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Guaranty dated as of December ___, 2004, made by it for the benefit of Bank, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

PFSWEB, INC.
By:
Name:
Title: